EXHIBIT 99.1

          SYMS CORP REPORTS RESULTS FOR FOURTH QUARTER AND FISCAL YEAR

SECAUCUS, NEW JERSEY, APRIL 24, 2003 - Syms Corp (NYSE:SYM), a leading off-price retailer announced results today for their fourth quarter and fiscal year ended March 1, 2003.

Net loss for the thirteen weeks ended March 1, 2003 was ($0.28) per share ($4.3 million) versus a net profit of $0.01 per share $0.1 million for the thirteen weeks ended March 2, 2002. Net loss for the fifty two weeks ended March 1, 2003 was ($0.58) per share ($9.0 million) compared to a loss of ($0.15) per share ($2.3 million) for the fifty-two weeks ended March 2, 2002. The results for the fiscal year ended March 1, 2003 reflect charges resulting from the previously announced closing of our downtown Chicago store amounting to approximately $8,000,000 for the write off of capital assets and other potential liabilities. This closing was taken by the Company to cut losses being incurred at the store due to construction at the neighboring premises which will continue over a two to three year period. The results for the fiscal year ended March 2, 2002 (last year) reflect income from an insurance recovery and restitution of approximately $4,811,000.

Net sales for the thirteen weeks ended March 1, 2003 decreased (1.8%) to $75.2 million compared to $75.8 million for the thirteen weeks ended March 2, 2002. Net sales for the fifty-two weeks ended March 1, 2003 were $281.5 million versus $287.7 million for the fifty-two week period last year, a decrease of (2.3%). Same store sales were up for the year 1.1% and 3.0% for the quarter.

Marcy Syms, CEO, noted that, "we are pleased with our same store sales performance increase for the fourth quarter of 3% and 1.1% for the fiscal year. In addition, our ability to achieve lower inventory levels allowed us to maintain our strong cash position."

Syms Corp currently operates a chain of forty "off-price" apparel stores located throughout the Northeastern and Middle Atlantic regions and in the Midwest, Southeast and Southwest. Each Syms store offers a broad range of first quality, in-season merchandise bearing nationally recognized designer and brand-name labels.

CERTAIN INFORMATION IN THIS PRESS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS (AS SUCH TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995) AND INFORMATION RELATING TO THE COMPANY THAT ARE BASED ON THE BELIEFS OF THE MANAGEMENT OF THE COMPANY, AS WELL AS ASSUMPTIONS MADE BY AND INFORMATION CURRENTLY AVAILABLE TO THE MANAGEMENT OF THE COMPANY. WHEN USED IN THIS PRESS RELEASE, THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "INTEND", "PLAN" AND SIMILAR EXPRESSIONS AS THEY RELATE TO THE COMPANY, IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEWS OF THE COMPANY WITH RESPECT TO FUTURE EVENTS, THE OUTCOME OF WHICH IS SUBJECT TO CERTAIN RISKS, INCLUDING, AMONG OTHERS,


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

GENERAL ECONOMIC AND MARKET CONDITIONS, DECREASED CONSUMER DEMAND FOR THE COMPANY'S PRODUCT, POSSIBLE DISRUPTIONS IN THE COMPANY'S COMPUTER OR TELEPHONE SYSTEMS, POSSIBLE WORK STOPPAGES, OR INCREASE IN LABOR COSTS, EFFECTS OF COMPETITION, POSSIBLE DISRUPTIONS OR DELAYS IN THE OPENING OF NEW STORES OR INABILITY TO OBTAIN SUITABLE SITES FOR NEW STORES, HIGHER THAN ANTICIPATED STORE CLOSINGS OR RELOCATION COSTS, HIGHER INTEREST RATES, UNANTICIPATED INCREASES IN MERCHANDISE OR OCCUPANCY COSTS AND OTHER FACTORS WHICH MAY BE OUTSIDE THE COMPANY'S CONTROL. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS OR OUTCOMES MAY VARY MATERIALLY FROM THOSE DESCRIBED THEREIN AS ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED. SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO THE COMPANY OR PERSONS ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS IN THIS PARAGRAPH.

                          (FINANCIAL TABLES TO FOLLOW)






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


                                    SYMS CORP
                           CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                 March 1,          March 2,
ASSETS                                             2003              2002
------                                           --------          --------

Current Assets
         Cash                                     $ 19,197         $ 19,485
         Inventory                                  78,151           86,810
         Other Current Assets                       10,423           12,585
                                                  --------         --------
         Total Current Assets                      107,771          118,880

Property & Equipment - Net                         135,460          147,186

Other Assets - Net                                  19,242           10,427
                                                  --------         --------
Total Assets                                      $262,473         $276,493
                                                  ========         ========
LIABILITIES & CAPITAL

         Accounts Payable                         $ 12,639         $ 17,867
         Accrued Expenses                            9,970            5,183
         Other Current Liabilities                   7,820            9,869
                                                  --------         --------
         Total Current Liabilities                  30,429           32,919
                                                  --------         --------
Other Long-Term Debt                                 1,891            2,118

Shareholders' Equity                               230,153          241,456
                                                  --------         --------
Total Liabilities & Capital                       $262,473         $276,493
                                                  ========         ========






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

                                   SYMS CORP.
                        CONSOLIDATED STATEMENT OF INCOME
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                             Thirteen          Thirteen                Fifty-Two               Fifty-Two
                                               Weeks             Weeks                   Weeks                   Weeks
                                               Ended             Ended                   Ended                   Ended
                                              3/01/03           3/02/02                 3/01/03                 3/02/02
                                              -------           -------                 -------                 -------
Net Sales                                     $75,226           $75,828                 $281,505                $287,744

Gross Margin                                   26,243            26,818                  108,468                 108,581

Operating Expenses                             29,724            28,918                  115,734                 117,524

Special Charges                                 4,000                 -                    8,000                       -

Net Income (Loss) After
Taxes                                          (4,326)              117                   (9,035)                 (2,319)
                                              =======           =======                 ========                ========

Net Income (Loss) Per
Share - Basic                                  $(0.28)            $0.01                   $(0.58)                 $(0.15)
                                              =======           =======                 ========                ========
Weighted Average
Shares Outstanding -
Basic                                          15,661            15,741                   15,661                  15,741
                                              =======           =======                 ========                ========

Net Income (Loss) Per
Share - Diluted                                $(0.28)            $0.01                   $(0.58)                 $(0.15)
                                              =======           =======                 ========                ========

Weighted Average Shares
Outstanding - Diluted                          15,661            15,741                   15,661                  15,741
                                              =======           =======                 ========                ========


Contact:

Syms Corp.
Antone F. Moreira, (201) 902-9600





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